UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2002

FishtheWorld Holdings, Inc.
(Exact name of registrant as specified in its charter)

001-15545
(Commission File Number)

Florida	65-0956101
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

45 Ludlow Street, Suite 602, Yonkers, New York     10705
(Address of principal executive offices)      (Zip Code)

(914) 375-7591
Registrant's telephone number, including area code

Asturias Industries, Inc.
22154 Martella Avenue
Boca Raton, Florida 33433
(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On May 8, 2001 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange between Asturias Industries, Inc. ("Asturias" or the "Company"), a Florida corporation and Fishtheworld.com, Inc. ("Fishtheworld") a Florida corporation, Asturias acquired all of the shares of Fishtheworld from the Fishtheworld shareholders in consideration for the issuance of 9,000,000 shares of Asturias to the Fishtheworld shareholders. Pursuant to the Agreement, Fishtheworld became a wholly owned subsidiary of the Company. On May 9, 2002, the Company filed Articles of Amendment in the state of Florida changing the name of the Company to Fishtheworld Holdings, Inc. and increase the number of shares that the corporation is authorized to have outstanding to 100,000,000 shares of comon stock at $.001 par value and 10,000,000 shares of preferred stock at $.001 par value.

Pursuant to the terms of the Agreement, Peter Goldstein resigned as the sole director of the Company and the Jon Erik Gundlach was appointed to the Board of Directors. In addition, Mr. Goldstein resigned as President and Secretary and Jon Erik Gundlach was named as President and Secretary of the Company.

The Acquisition was approved by the unanimous consent of the Board of Directors of the Company and Fishtheworld on May 8, 2002.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at May 8, 2002, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                                       NAME OF                    SHARES OF
TITLE OF CLASS                         BENEFICIAL OWNER           COMMON STOCK     PERCENT OF CLASS
--------------                         ----------------           ------------     ----------------
5% STOCKHOLDERS

Common                                 Jon Erik Gundlach          8,871,000              88.71%

Common                                 Peter Goldstein              928,200               9.28%

DIRECTORS AND NAMED EXECUTIVE
OFFICERS

Common                                 Jon Erik Gundlach          8,871,000              88.71%

DIRECTORS AND                                                     8,871,000              88.71%
OFFICERS AS A
GROUP

The following is a biographical summary of the directors and officers of the Company:

Jon Erik Gundlach, has been President of the Company since May, 2002. Mr. Gundlach currently sits on the board of the international company Safe Food Systems Inc., which owns several patents related to the food safety and technology industry. As the former founder and CEO of Natural Exotic Tropicals Inc. a gourmet food manufacturing company, Mr. Gundlach created unprecedented sales, and expansion in a traditionally lethargic and overburdened market. Prior to 1993, Mr. Gundlach was Vice President of Indian Hills Grove Inc. a Florida original in the citrus industry. He was responsible for a 250,000 customer mail order list, and facilitating working agreements between the United States Post Office, and common carrier systems for a unique distribution system spanning the continental U.S. including Canada, and Europe. Mr. Gundlach has vast experience in the packaging and marketing fields for product presentation and utilization. He has created over 50 different product lines for retail markets.

Mr. Gundlach holds a Masters of Business Administration from Nova Southeastern University, and a B.A. in Business Administration and Industrial Psychology from Oglethorpe University. He is a member of Leadership Broward, Rotary International (board member), Henderson Mental Health (board member), Christian Youth Ministry, Enterprise Ambassadors Program.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Acquisition Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Fishtheworld for 9,000,000 shares of $0.001 par value common stock of the Company. Pursuant to the Agreement, Fishtheworld became a wholly owned subsidiary of the Company.

The Company provides Internet users the ability to search an international database of fishing reports that contain detailed information about fishing and fishing hot spots around the world. Since its formation in 1998, Fishtheworld has partnered with sponsors such as Westbank Anglers, International Marine Insurance, American Suzuki Motor Corporation big game fishing journal, Pompanette, Guy Harvey Art, Black Bart Tackle, BTN Billfish Tournament Network, The Styles Check Company and many others. During the last 3 years, Fishtheworld has built a high quality fishing reports service for the fishing community both nationally and internationally and has been consistently ranked in the top 15 internet sites in the fishing and hunting category. The Company is currently increasing its operations to include the expansion of its fishing reports services worldwide and reference information for the recreational industry which will better allow Internet users a quick and easy way to search for fishing guides, charters, online purchasing of fishing products and services, fishing travel adventures and educational information.

The Company operates in the multi-billion dollar recreational fishing industry. The sport fishing industry plays a significant roll in the lives of over 35 million anglers over the age of 16 in the United States. In a 1996 national survey, anglers who went fishing spent over 37.8 billion dollars in goods and services through out the country. In a 1999 report generated by the International Association of Fish and Wildlife Agencies, finds that " Most Americans, including both anglers and non-anglers, are not receiving any type of information that would help them go fishing or learn more about fishing". The Company is positioning itself and its web site to be the primary source nationally and internationally for content, information, and education regarding the fishing industry.

Fishtheworld is one of the premier fishing reports services in the world. With active reports from the United States, Africa, Australia, New Zealand, Asia, Bermuda, Caribbean, Central and South America, Pacific islands, West Indies, Indian Ocean, and the Bahamas. The Company intends to continue the expansion of its fish reporting services worldwide and reference information for the recreational industry while allowing Internet users a quick and easy way to search for fishing guides, charters, online purchasing of fishing products and services, fishing travel adventures and educational information.

The Company's fishing guide locator service will allow internet users the ability to search for a fishing guide based on area, the type of fish, fresh or salt water, lake, river, bay or ocean, spin or fly fishing, length or type of boat, number of people, and the cost structures associated with the trip. Unlike other fishing services on the internet, its site will allow the user, to "direct connect" with the boat captain and direct booking capabilities. The Company's capability to expand and develop its business directly correlates to its ability to attract consumers who are looking for all types of fishing information products, services and education.

The Company will contract with local and regional independent service representatives and sales agents to locate and sell the guide listings and the local advertising. It will initially provide guide listings at a discounted charge for a limited period of time. Service representatives will be paid based on sales performance, initially earning a set amount for the first few months provided they reach certain performance levels. Its strategy is to hire sales representatives until it covers approximately 60% of the most desirable fishing territories in the US.

The Company will continue to enter into advertising agreements or link exchange programs with on-line companies with similar target audiences. Although it has existing sponsors, it has identified additional companies and organizations with whom it would like to enter advertising agreements with. It intends to initially attract these companies to advertise on its web site by creating banners and links to their web site on its web site. Once the Company is able to expand its coverage to a majority of the areas around the U.S. and can generate substantial traffic on its web site, its plans to institute a cost based advertising program. Also, it plans to enter into link exchange programs that will provide that it posts links to other web sites in exchange for their posting links to the Company's web site on their web site. The Company intends to limit its promotions solely to the Internet initially. If it obtains adequate financing or is able to generate significant revenues, it plans to increase its marketing expenditures as referenced above.

Initially, the Company will contact guides directly through lists it has obtained in the South Florida areas. It intends to obtain lists in other areas and regions through similar methods. Since its expanded services will initially be focused to cover the South Florida area it is in the process of contacting all of the local area, fishing guides. The Company intends to generate additional traffic to its web site by search engine placement, link exchange programs and targeted e-mail lists.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Previous Independent Auditors:

(i) Effective May 8, 2002, the Company dismissed Robert Jarkow, CPA ("Jarkow") as the independent auditor for the Company. The Company has retained Weinberg & Company, P.A. ("Weinberg") as their new auditors.

(ii) Jarkow's report on the financial statements of the Company for either of the past two fiscal years contain no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company's Board of Directors approved the change in accountants.

(iv) For the Company's two most recent fiscal years and any subsequent interim period prior to the resignation, there has been no disagreement between the Company and Jarkow on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Jarkow would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     b.   New Independent Accountants:

(i) The Company engaged, Weinberg & Company, 6100 Glades Road, suite 314, Boca Raton, Florida 33434, as its new independent accountants as of May 8, 2002. Prior to such date, the Company did not consult with Weinberg regarding (i) the application of accounting principles,

(ii) the type of audit opinion that might be rendered by Weinberg, or

(iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)

(iv) of Regulation S-K.

ITEM 5. OTHER EVENTS.

Effective with the execution of the Stock Purchase Agreement and Share Exchange with Fishtheworld on May 8, 2002, we elected to adopt the fiscal year end used by Fishtheworld. Therefore, we have changed our fiscal year end to December 31st of each year.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a.	Financial statements of businesses acquired Financial statements of the Company will be filed by an amendment to this Report within 60 days after this Report must be filed.

b.	Pro forma financial information

Pro forma financial information will be furnished with the aforementioned amendment.

c.	Exhibits

Number	Exhibit
3	Articles of Amendment to Articles of Incorporation of Asturias Industries, Inc. (1)
10	Stock Purchase Agreement and Share Exchange dated as of May 8, 2002 by and among Asturias Industries, Inc. and Fishtheworld.com, Inc. (1)
23	Consent of Robert Jarkow, CPA

(1) Filed with the original Form 8-K on May 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

FISHTHEWORLD.COM, INC.

By: /s/ Jon Erik Gundlach
Jon Erik Gundlach, President

Dated: June 19, 2002

                             FISHTHEWORLD.COM, INC.

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED

                           DECEMBER 31, 2001 AND 2000

                             FISHTHEWORLD.COM, INC.

                                    CONTENTS

PAGE                 1         INDEPENDENT AUDITORS' REPORT

PAGE                 2         BALANCE SHEETS AS OF DECEMBER 31, 2001 AND 2000

PAGE                 3         STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 21, 2001 AND 2000

PAGE                 4         STATEMENTS OF CHANGES IN STOCKHOLDERS'  EQUITY FOR THE YEARS ENDED DECEMBER 21, 2001
                               AND 2000

PAGE                 5         STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 21, 2001 AND 2000

PAGES              6 - 9       NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2001 AND 2000

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of:
Fishtheworld.com, Inc.

We have audited the accompanying balance sheets of Fishtheworld.com, Inc. as of
December 31, 2001 and 2000 and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Fishtheworld.com, Inc. as of
December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida
June 10, 2002

                                      -1-

                             FISHTHEWORLD.COM, INC.

                                 BALANCE SHEETS

                        AS OF DECEMBER 31, 2001 AND 2000

                                     ASSETS

                                                                         2001                   2000
                                                                   ------------------     ------------------
CURRENT ASSETS

  Cash                                                          $             1,891    $               851
                                                                   ------------------     ------------------

TOTAL ASSETS                                                    $             1,891    $               851
                                                                   ==================     ==================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES                                                     $              -       $              -
                                                                   ------------------     ------------------

STOCKHOLDERS' EQUITY

  Common stock, $0.0001 par value, 1,000,000 shares authorized,
    1,000,000 issued and outstanding                                            100                    100
  Additional paid-in capital                                                  3,100                  3,100
  Deficit                                                                    (1,309)                (2,349)
                                                                   ------------------     ------------------
     Total Stockholders' Equity                                               1,891                    851
                                                                   ------------------     ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $             1,891    $               851
                                                                   ==================     ==================

                See accompanying notes to financial statements.

                                      -2-

                             FISHTHEWORLD.COM, INC.

                            STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                       2001                   2000
                                 ------------------      ----------------

REVENUES                      $             4,517     $          18,176
                                 ------------------      ----------------

EXPENSES

  Advertising                                -                      916
  Licenses and permits                        150                   535
  Web hosting                                 178                 3,893
  Printing and reproduction                  -                      652
  Telephone                                 1,579                 5,141
  Office expense                              970                 2,509
                                                         ----------------
                                 ------------------
       Total Expenses                       2,877                13,646
                                 ------------------      ----------------

NET INCOME                    $             1,640     $           4,530
                                 ==================      ================

                See accompanying notes to financial statements.

                                      -3-

                             FISHTHEWORLD.COM, INC.

                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                     Additional
                                            Common Stock             Paid-In
                                     Shares           Amount         Capital
                              -------------------  ----------       ---------

Balance, January 1, 2000            1,000,000       $     100       $   3,100

Net income, December 31, 2000              --              --              --

Distributions to stockholder               --              --              --
                                    ---------       ---------       ---------

Balance, December 31, 2000          1,000,000             100           3,100

Net income, December 31, 2001              --              --              --

Distributions to stockholder               --              --              --
                                    ---------       ---------       ---------

BALANCE, DECEMBER 31, 2001          1,000,000       $     100       $   3,100
                                    =========       =========       =========

                                  Retained Earnings
                                      (Deficit)          Total
                                  --------------    ----------------

Balance, January 1, 2000            $  (1,887)       $   1,313

Net income, December 31, 2000           4,530            4,530

Distributions to stockholder           (4,992)          (4,992)
                                    ---------        ---------

Balance, December 31, 2000             (2,349)             851

Net income, December 31, 2001           1,640            1,640

Distributions to stockholder             (600)            (600)
                                    ---------        ---------

BALANCE, DECEMBER 31, 2001          $  (1,309)       $   1,891
                                    =========        =========

                See accompanying notes to financial statements.

                                      -4-

                             FISHTHEWORLD.COM, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                            2001                  2000
                                                      -----------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES

 Net income                                        $            1,640    $            4,530
 Adjustments to reconcile net income to net cash
  provided by operating activities                               -                     -
                                                      -----------------     -----------------
      Net Cash Provided By Operating Activities                 1,640                 4,530
                                                      -----------------     -----------------

CASH FLOWS FROM INVESTING ACTIVITIES                             -                     -
                                                      -----------------     -----------------

CASH FLOWS FROM FINANCING ACTIVITIES

 Distributions to stockholder                                    (600)               (4,992)
                                                      -----------------     -----------------
      Net Cash Used In Financing Activities                      (600)               (4,992)
                                                      -----------------     -----------------

NET INCREASE (DECREASE) IN CASH                                 1,040                  (462)

CASH - BEGINNING OF YEAR                                          851                 1,313
                                                      -----------------     -----------------

CASH - END OF YEAR                                 $            1,891    $              851
                                                      =================     =================

                See accompanying notes to financial statements.

                                      -5-

FISHTHEWORLD.COM, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2001 AND 2000

NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) Organization and Business Operations

Fishtheworld.com, Inc. (the “Company”) was incorporated in the State of Florida on July 13, 1998 and was formed for the purpose of providing fishing report services from around world through the Company’s website. The fishing guide locator will allow users the ability to search for a fishing guide based on area, type of fish, fresh or slat water, lake, river, bay or ocean, spin or fly fishing, length or type of boat, number of people, and the cost structures associated with the trip. The Company will contract with local and regional independent service representatives and sales agents to locate and sell the guide listings and local advertising on its website.

     (B) Concentration of Credit Risk

The Company may, from time to time, maintain cash balances at financial institutions in excess of federally insured limits.

     (C) Revenue Recognition

The Company recognizes advertising revenues at the time the ad is placed on the Company's website.

     (D) Income Taxes

The Company, with the stockholder’s consent, has elected to be treated as an S Corporation for federal and state income tax purposes. Under this election, no provision for income taxes is made since such taxes are the personal responsibility of the stockholder.

     (E) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (F) Advertising Expense

Costs incurred for producing and communicating advertising of the Company are charged to operations as incurred. Advertising expense, including promotional expenses for the year ended December 31, 2001 was $0 and for the period ended December 31, 2000 was $916.

FISHTHEWORLD.COM, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2001 AND 2000

     (G) Website Development Expenses

The Company follows the Emerging Issues Task force Issue 00-2 “Accounting for Web Site Development Costs” in accounting for its website development expenses. Accordingly, costs that involve design of the web page and do not change the content are capitalized and amortized over their estimated useful life. Costs incurred in operating a website that have no future benefits are expenses in the current period. Costs incurred in operating the website which have a future benefit are capitalized in accordance with the AICPA’s Statement of Position 98-1 and amortized over the respective future periods which are expected to benefit from the changes. As of December 31, 2001, no website costs or expenses have been capitalized.

     (H) New Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new Statements of Financial Accounting Standards.

Statement No. 141, “Business Combinations” supersedes APB Opinion 16 and various related pronouncements. Pursuant to the new guidance in Statement No. 141, all business combinations must be accounted for under the purchase method of accounting; the pooling-of-interests method is no longer permitted. SFAS 141 also establishes new rules concerning the recognition of goodwill and other intangible assets arising in a purchase business combination and requires disclosure of more information concerning a business combination in the period in which it is completed. This statement is generally effective for business combinations initiated on or after July 1, 2001.

Statement No. 142, “Goodwill and Other Intangible Assets” supercedes APB Opinion 17 and related interpretations. Statement No. 142 establishes new rules on accounting for the acquisition of intangible assets not acquired in a business combination and the manner in which goodwill and all other intangibles should be accounted for subsequent to their initial recognition in a business combination accounted for under SFAS No. 141. Under SFAS No. 142, intangible assets should be recorded at fair value. Intangible assets with finite useful lives should be amortized over such period and those with indefinite lives should not be amortized. All intangible assets being amortized as well as those that are not, are both subject to review for potential impairment under SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of”. SFAS No. 142 also requires that goodwill arising in a business combination should not be amortized but is subject to impairment testing at the reporting unit level to which the goodwill was assigned to at the date of the business combination.

SFAS No. 142 is effective for fiscal years beginning after December 15, 2001 and must be applied as of the beginning of such year to all goodwill and other intangible assets that have already been recorded in the balance sheet as of the first day in which SFAS No. 142 is initially applied, regardless of when such assets were acquired. Goodwill acquired in a business combination whose acquisition date is on or after July 1, 2001, should not be amortized, but should be reviewed for impairment pursuant to SFAS No. 121, even though SFAS No. 142 has not yet been adopted. However, previously acquired goodwill should continue to be amortized until SFAS No. 142 is first adopted.

FISHTHEWORLD.COM, INC.
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2001 AND 2000

Statement No. 143 “Accounting for Asset Retirement Obligations” establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other type of disposal of long-lived tangible assets arising from the acquisition, construction, or development and/or normal operation of such assets. SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, with earlier application encouraged.

The adoption of these pronouncements will not have a material effect on the Company’s financial position or results of operations.

NOTE 2   COMMON STOCK

The Company originally authorized and issued 100 shares of common stock having a par value of $20 to an individual for a total of $3,200. In August 2001, all of the outstanding common stock of the Company was acquired by another individual and amended Articles of Incorporation were filed with the State of Florida to increase its authorized shares of common stock to 1,000,000 and changed its par value to $.0001 per share. All share amounts have been retroactively restated accordingly.

NOTE 3   SUBSEQUENT EVENTS

     (A) Acquisition and Recapitalization

Under a share exchange agreement (the “Agreement”) entered into on May 8, 2002, Asturias Industries, Inc. (“AI”), a reporting public company with no operations at that time, acquired 100% of the issued and outstanding common stock of the Company in exchange for 9,000,000 shares of commons stock of AI. Immediately after the acquisition, there were 10,000,000 shares of AI outstanding. As a result of the exchange, the Company became a wholly owned subsidiary of AI and the shareholders of the Company became shareholders of 90% of AI. Generally accepted accounting principles in the United States of America require that the Company whose shareholders retain a majority interest in a business combination be treated as the acquirer for accounting purposes. As a result, the exchange was treated as a recapitalization of the Company.